UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2010

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34606	06-1346495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On September 15, 2010, Cellu Tissue Holdings, Inc., a Delaware corporation (the “Company”), Clearwater Paper Corporation, a Delaware corporation (“Parent”), and Sand Dollar Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company being the surviving corporation and continuing its separate existence under the laws of the State of Delaware as a wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of the Company, other than any shares owned by Parent or Merger Sub, by the Company as treasury stock, or by any stockholders who are entitled to, and who properly exercise, appraisal rights under Delaware law, will be cancelled and will be converted automatically into the right to receive $12.00 in cash, without interest.

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants relating to (a) the conduct of the Company’s business between the date of the signing of the Merger Agreement and the closing of the Merger, (b) non-solicitation of competing acquisition proposals and (c) the efforts of the parties to cause the Merger to be completed.

The consummation of the Merger is subject to various customary conditions, including the approval of the Company’s stockholders. Stockholders of the Company will be asked to vote on the proposed transaction at a special meeting that will be held on a date to be announced. The transaction is not subject to a financing condition.

The Merger Agreement contains certain termination rights for both the Company and Parent and provides that, upon or following the termination of the Merger Agreement, under specified circumstances, the Company may be required to pay a termination fee of $9.48 million to Parent.

Concurrently with the execution and delivery of the Merger Agreement, Weston Presidio V, L.P (“Weston”) and Russell C. Taylor entered into a voting agreement with Parent whereby Weston and Mr. Taylor committed to vote for the adoption and approval of the Merger Agreement. Weston and Mr. Taylor own an aggregate of approximately 56% of the Company’s outstanding common stock.

In connection with the Merger, Parent or the Company intend to tender for or defease the Company’s outstanding 11.50% senior secured notes due 2014.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by the Company to Parent and Merger Sub in connection with the signing of the Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be viewed as characterizations of the actual state of facts about the Company, Parent or Merger Sub.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements

In connection with the approval of the Merger Agreement, the Company amended its employment agreements with Russell Taylor, David Morris and Steven Ziessler to provide each executive with the ability to terminate his employment for “good reason” as defined in his Employment Agreement and receive a severance payment under his respective employment agreement if the executive is required to relocate his primary workplace by more than 50 miles from the Company’s current headquarters without such executive’s consent. This description of the amended employment agreements is qualified in its entirety by the amendments to the employment agreements between the Company and Messrs. Taylor, Ziessler and Morris filed as Exhibits 10.1, 10.2 and 10.3, respectively, which are incorporated herein by reference.

Retention Bonus and Severance Payment

In connection with the execution of the Merger Agreement, the Company approved the following: (a) a retention bonus payable to W. Edwin Litton if he remains continuously employed by the Company through the Closing Date (as defined in the Merger Agreement) in an amount equal to his “target” cash bonus for 2010 multiplied by a fraction, the numerator of which is the number of days that have occurred from March 1, 2010 through such Closing Date and the denominator of which is 365, less any applicable tax withholding and (b) a severance benefit payable to Mr. Litton if he is terminated by the Company without cause or he resigns for good reason within 12 months of such Closing Date as if he had actually been a participant and a Group 1 employee under the Company’s Severance Pay Plan.

Item 8.01.	Other Events.

On September 16, 2010, the Company issued a press release announcing the execution of the Merger Agreement pursuant to which the Company will be acquired by Parent. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 16, 2010, the Company distributed the communications attached hereto as Exhibits 99.2 to 99.9, which are incorporated herein by reference.

Additional Information and Where to Find it

In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Cellu Tissue Holdings, Inc., Attn: Investor Relations, 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia, 30004, Telephone (678) 393-2651. The Company’s filings with the SEC are also available on its website at www.cellutissue.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s officers and directors and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on June 25, 2010. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

Cautionary Note Regarding Forward-looking Statements

Certain statements contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated Merger with Merger Sub, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the Merger, approval of the Merger Agreement by the stockholders of the Company, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, and other factors discussed in Item 1. Business-Forward-Looking Statements and Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for its fiscal year ended February 28, 2010 and in Part II Item 1A of the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended May 27, 2010. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 15, 2010, by and among the Company, Parent and Merger Sub

10.1	Second Amendment to Employment Agreement, dated September 15, 2010, between Russell C. Taylor and the Company

10.2	Second Amendment to Employment Agreement, dated September 15, 2010, between Steven D. Ziessler and the Company

10.3	Second Amendment to Employment Agreement, dated September 15, 2010, between David J. Morris and the Company

10.4	Retention Bonus Letter, dated September 15, 2010, between W. Edwin Litton and the Company

99.1	Press Release, dated September 16, 2010

99.2	Customer Phone Script (Converted Products)

99.3	Customer Phone Script (Hard Roll)

99.4	Customer Talking Points (Converted and Hard Roll Products)

99.5	Letter to the Company’s Employees

99.6	Company Employee Q&A

99.7	Letter to the Company’s Customers (Converted Products)

99.8	Letter to the Company’s Customers (Hard Roll)

99.9	Letter to the Company’s Suppliers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: September 16, 2010	By: /s/ David J. Morris
David J. Morris
Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

2.1	Agreement and Plan of Merger, dated as of September 15, 2010, by and among the Company, Parent and Merger Sub

10.1	Second Amendment to Employment Agreement, dated September 15, 2010, between Russell C. Taylor and the Company

10.2	Second Amendment to Employment Agreement, dated September 15, 2010, between Steven D. Ziessler and the Company

10.3	Second Amendment to Employment Agreement, dated September 15, 2010, between David J. Morris and the Company

10.4	Retention Bonus Letter, dated September 15, 2010, between W. Edwin Litton and the Company

99.1	Press Release, dated September 16, 2010

99.2	Customer Phone Script (Converted Products)

99.3	Customer Phone Script (Hard Roll)

99.4	Customer Talking Points (Converted and Hard Roll Products)

99.5	Letter to the Company’s Employees

99.6	Company Employee Q&A

99.7	Letter to the Company’s Customers (Converted Products)

99.8	Letter to the Company’s Customers (Hard Roll)

99.9	Letter to the Company’s Suppliers